

HEALTHYEXTRACTS

SUPERIOR HEALTH TECHNOLOGY

OTCQB:
HYEX

BERGAMET

BRAIN NUTRIENTS

FUEL4THOUGHT

Disclaimers & Important Cautions Regarding Forward-Looking Statements

HEALTHYEXTRACTS
SUPERIOR HEALTH TECHNOLOGY
OTCQB: HYEX

All statements by Healthy Extracts Inc. (the "Company") other than statements of historical facts included in this presentation are "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include our expectations and those statements that use forward-looking words such as "projected," "expect," "possibility" and "anticipate." The achievement or success of the matters covered by such forward-looking statements involve significant risks, uncertainties and assumptions. Actual results could differ materially from current projections or implied results. Investors should read the risk factors set forth in the Company's Annual Report on Form 10-K filed with the SEC on April 1, 2020, and future periodic reports filed with the SEC. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

The Company cautions that statements and assumptions made in this news release constitute forward-looking statements and make no guarantee of future performance. Forward-looking statements are based on estimates and opinions of management at the time statements are made. The information set forth herein speaks only as of the date hereof. The Company and its management undertake no obligation to revise these statements following the date of this presentation.

This presentation is not an offer to sell or a solicitation of an offer to purchase securities by the Company. Any such offer or solicitation, if any, will only be made by means of offering documents (e.g., prospectus, offering memorandum, subscription agreement and or similar documents) and only in jurisdictions where permitted by law. Certain information contained herein has been provided by or obtained from third-party sources and has not been independently audited or verified by the Company. The terms of any offering may be changed or extended at any time without notice. The Company makes no representation or warranty, express or implied as to the accuracy or completeness of information contained in this document, and nothing contained in this document is, or shall be relied upon as, a promise or representation by the Company.

This presentation is not intended for any commercial purpose but strictly for educational or informational purposes only. Please note that some photographs and images appearing in this presentation are not necessarily those of the Company or accurate representations of its products or operations, but may be stock images, third-party operations, product mock-ups, and/or may have been edited for competitive or confidentiality reasons. All third-party images are used for non-commercial, illustrative and educational 'fair use' purposes only. All images and trademarks are the property of their respective owners.

Food and Drug Administration Disclosure

The product and formulation featured in this release is not for use by or sale to persons under the age of 12. This product should be used only as directed on the label. Consult with a physician before use if you have a serious medical condition or use prescription medications. A doctor's advice should be sought before using this and any supplemental dietary product. These statements have not been evaluated by the FDA. This product is not intended to diagnose, treat, cure or prevent any disease.

BergametNA™, Ultimate Brain Nutrients™, UBN™, Citrus Bergamot SuperFruit™, F4T®, and Live Life Young Again™ are trademarks or registered trademarks of Healthy Extracts, Inc.

Who We Are

HEALTHYEXTRACTS™
SUPERIOR HEALTH TECHNOLOGY

Healthy Extracts is a platform for developing and acquiring companies with high-margin and high-growth categories within the multibillion-dollar nutraceuticals market.

- **Building an extensive IP portfolio** of clinically proven, scientifically formulated nutraceuticals targeting high-growth markets.
- **Backed by 20+ years of scientific research,** including 100+ clinical studies on key ingredients
- **Protected** by U.S. and international patents, and valuable registered **trademarked brands**.
- **Ramping up high-margin sales via multiple distribution channels,** including subscription-based **recurring revenue** streams.


Heart Health Nutrients
BERGAMET
NORTH AMERICA
Live life young again!
citrus bergamot
citrus bergamot
citrus bergamot


Brain Nutrients
BRAIN NUTRIENTS
BRAIN NUTRIENTS
ACTIVATE
FUEL

Our Products Address Multiple Large, High-Growth, High-Margin Markets

HEALTHYEXTRACTS
OTCQB: HYEX

Brain Health Market

Key Market Driver: COVID-19 pandemic created huge mental health issues, particularly depression & dementia, increasing the need for natural solutions.



$13.4B
$7.8B
8.0% CAGR
21 22 23 24 25 26 27 28

Source: Grand View Research, January 2021

Nootropics Market

Key Market Driver: Increasing demand for cognitive enhancers or smart substances for enhancing memory and focus.



$6.3B
$2.7B
12.7% CAGR
21 22 23 24 25 26 27 28

Source: Verified Market Research report, June 2021

U.S. Heart-Health Supplement Market

Key Market Driver: Cardiovascular disease is #1 cause of death in the U.S., driving need to improve heart health naturally.



$5.3B
$4.5B
9.1% CAGR
20 21 22 23 24 25 26 27

Source: ResearchAndMarkets report, December 2020

We Target These Markets with Proprietary Formulations Supported by Published Clinical Trials

Extensive Clinical Results Provides a Unique Market Position

HEALTHYEXTRACTS
SUPERIOR HEALTH TECHNOLOGY
OTCQB: HYEX

VEGAN FRIENDLY · GLUTEN FREE · NON GMO · USA MADE · GMP

ULTIMATE BRAIN NUTRIENTS

Line of exclusive products based on our patented F4T™ (Fuel4Thought™) formulation that provides the *ultimate brain food.*

100+ clinical trials have shown that F4T's natural ingredients improve cognition, focus, and brain performance.

Caffeine · Sugar · Crash


ULTIMATE BRAIN NUTRIENTS
ACTIVATE
RELIEF
RECLAIM
FUEL 4 THOUGHT

FUEL4THOUGHT
ULTIMATE BRAIN HEALTH

BERGAMET
NORTH AMERICA

Exclusive Distributor of the world's strongest Citrus Bergamot SuperFruit™ extract in N. America with 17+ Published Clinical Trials.

Citrus Bergamot SuperFruit™ has been clinically proven to naturally reduce cholesterol, improve heart health and address metabolic syndrome.


Live life young again.


CLINICAL IMMUNE
citrus bergamot
HERHEART
citrus bergamot
CHOLESTEROL
citrus bergamot
PRO+
citrus bergamot
SPORTSHEART
citrus bergamot
MEGA+O
citrus bergamot

Go-to-Market Strategy & Sales Channels

B2B

- License IP portfolio
- Bulk sales to manufactures for distribution (currently to more than 20,000 doctors)
- White and private label partners
- Partner with physicians to offer heart/brain supplements to their patients
- U.S. government agencies (military/ veteran)

Direct-to-Consumer

- E-commerce sales via Healthy Extracts websites, Amazon, Google Shop and other online sites.
- Existing customer sales (CRM, Website, Referral, Rewards)
- Includes subscription options (recurring revenue stream)

Retailers & Affiliates

- Targeting specialty mid to large retailers with unique programs to promote sale through
- Engage affiliate marketers
- Use their network/audience to increase our brand awareness and sell products.

- Our proprietary nutraceutical and brain health supplements, combined with our world-class consumer marketing team, form the basis of our go-to-market strategy.
- Our medical board media presence and specialized skill sets create valuable online content.

HEALTHYEXTRACTS
SUPERIOR HEALTH TECHNOLOGY
OTCQB: HYEX

Senior Management



Duke Pitts
CEO & President

35-year entrepreneur building multi-million- dollar businesses from the ground up.

Pioneered direct marketing for fortune 200 company creating a 20% increase in incremental sales.

Developed and implemented digital /guerrilla marketing strategies for public and private companies focused on long-term brand position and acquisition efforts/managed up to $20M in annual budgets.



William Bossung
Chief Financial Officer

Founder of BCF Technology (acquired by Vertafore.

Former director of finance at Chadmoore Wireless (acquired by Nextel for $162M).

Specializes in the formation of capital raising for public companies and moving up on exchanges.

Bachelor's, accounting and finance.



Dr. James Rouse
President Medical Board & Sales Director

Naturopathic Doctor.

Ironman Triathlete.

ABC & NBC affiliate health and wellness expert. Award winning Author of 13 books.

Successfully founded and built four companies in Media, Consumer Package Goods and Nutraceuticals that have generated millions of dollars in sales.



Arnold Gonzalez
Corp Communications & Marketing

Marketing/Creative Director of GWP Agency, a multi-cultural creative agency

Former VP of Marketing and Creative Services of fortune 200 telecommunications company for over 25 years.

Recognized for several successful marketing and creative campaigns with several ADDIE and TELLY awards.

Designer of creative logo brands for fortune 300 companies.



Dr. Gerald Haase, M.D.
Chief Medical Advisor

Extensive experience in earmarks with the Department of Defense, Veterans Administration raising $13M.

Clinical Professor of Surgery at the University of Colorado & School of Medicine.

Published 180+ scientific papers & has 12 issued U.S. patents for micronutrient and phytonutrient therapy.

Medical researcher and clinical trials for 35 years.

Vice-chairman of the Children's Cancer Group.

World Class Management Team With Expensive Experience In Building Brands, Distribution & Monetizing IP

HEALTHYEXTRACTS
SUPERIOR HEALTH TECHNOLOGY
OTCQB: HYEX

Key Stats (OTCQB: HYEX)

Stock Price *7/23/21*	***$0.076***
52 Week Low-High	*$0.04 - $0.12*
Avg. Volume *(30-day)*	*11K*
Shares Outstanding	*318M*
Public Float, *est.*	*129M*
Market Cap	*$29.9M*
Revenue, *ttm*	*$1.0M*
Insider Holdings, est.	*57.2%*
Employees (full/part)	*8*



Stock Price Performance
$0.11
$0.10
$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
Volume
400,000
300,000
200,000
100,000
0
Jan
Feb
Mar
Apr
May
Jun
Jul

Sources: otcmarkets.com, Yahoo!Finance, HYEX Form 10-Q, HYEX press releases, IPREO.

Shares outstanding as of May 13, 2021.

Balance sheet data as of March 31, 2021.

1) Revenue and adjusted EBITDA targets issued and only effective as of 7/28/21. 2022 targets assume $2M in funding in by yearend 2021.

Please see Appendix for definition and company's use of non-GAAP financial measures and reconciliation of Adjusted EBITDA to GAAP.



Annual Revenue & Adj. EBITDA
Actual & Targets[1], $millions
Revenue
Adjusted EBITDA
107% Revenue CAGR
$1.4
-$2.5
$2.1
-$0.1
$6.0
$1.8
2020A
2021T
2022T

HEALTHYEXTRACTS
SUPERIOR HEALTH TECHNOLOGY
OTCQB: HYEX

Current Equity Offering

Use Of Proceeds

- Manufacturing of BergaMet NA & Fuel4Thought products.
- Expand sales, marketing & distribution.
- Build recognized nutraceutical brands, increase distribution.
- Continue to develop or acquire companies that accelerate our growth.
- Position HYEX for listing on a major exchange, or potential sale or merger at high valuation multiples.

Breakdown	
Manufacturing of select BergaMet products	$125,000
Manufacturing of Ultimate Brain Nutrients	$100,000
Sales & Marketing	$275,000
Working Capital	$250,000
Total	**$750,000**

Key Takeaways

HEALTHYEXTRACTS
OTCQB: HYEX

- **Emerging global leader** in natural plant-based nutraceuticals.
- **Proprietary formulations backed by 20+ years of scientific research** & 100+ clinical studies on key ingredients.
- Shipping products targeting **high-growth industry verticals.**
- **High-gross margins** supported by strong value proposition.
- **Ramping sales, marketing and manufacturing** with expanding product pipeline.
- **Planned up-listing** to major U.S. exchange.

BERGAMET NORTH AMERICA
Live life young again.



ULTIMATE BRAIN NUTRIENTS



Annual Revenue & Adj. EBITDA

Targets[1] $millions



186% Revenue Growth
$2.1
($0.1)
$6.0
$1.8
2021T
2022T

1) Revenue and adj. EBITDA targets issued and only effective as of 7/28/21. 2022 targets assume $2M in funding in by yearend 2021. Please see Appendix for definition and company's use of Non-GAAP Financial Measures and Reconciliation of Adjusted EBITDA to GAAP.

Contact Us

Health Extracts, Inc.
6445 S Tenaya Way
Suite B110
Las Vegas, Nevada 89113
HealthyExtractsinc.com

Company Contact
Duke Pitts, CEO
duke@bergametna.com
T (303) 941-4377

IR | PR Contacts
Ronald Both or Tim Randall
CMA Investor | Media Relations
T (949) 432-7566
HYEX@cma.team

HEALTHYEXTRACTS™
SUPERIOR HEALTH TECHNOLOGY
Live life young again.™